Exhibit 10.1

AMENDMENT NO. 9

Dated as of November 15, 2020

to and under

Credit Agreement

Dated as of October 28, 2013, as Amended

Each of SOUTH STATE CORPORATION, formerly known as “First Financial Holdings, Inc.” (the “Company”), and U.S. BANK NATIONAL ASSOCIATION (the “Lender”) agree as follows:

1.         Credit Agreement.

Reference is made to the Credit Agreement, dated as of October 28, 2013, between the Company and the Lender, as amended by Amendment No. 1, dated as of October 27, 2014, between the Company and the Lender, and as further amended by the Agreement to Reinstate and Amendment No. 2, dated as of November 5, 2015, between the Company and the Lender, and as further amended by Amendment No. 3, dated as of November 16, 2015, between the Company and the Lender, and as further amended by the Amendment No. 4, dated as of November 15, 2016, between the Company and the Lender, and as further amended by the Amendment No. 5, dated as of November 15, 2017 between the Company and the Lender, and as further amended by the Amendment No. 6, dated as of November 15, 2018, between the Company and the Lender, and as further amended by the Amendment No. 7, dated as of November 15, 2019, between the Company and the Lender, and as further amended by the Amendment No. 8, dated as of June 1, 2020, between the Company and the Lender (said credit agreement, as so amended, the “Credit Agreement”).  Terms used but not defined in this Amendment No. 9 (this “Amendment”) shall have the meanings ascribed to them in the Credit Agreement.

2.         Amendments.  On and after the Effective Date (as defined in Section 5 below), the Credit Agreement shall be amended as hereinafter set forth.

(a)        The definition of “SCBT” in Section 1.1(a) of the Credit Agreement is hereby deleted.  The following definitions in Section 1.1(a) of the Credit Agreement shall be amended in their entirety to read as follows:

“Bank Subsidiary” shall mean South State Bank, and any Person which is now or hereafter an “insured depository institution” within the meaning of 12 U.S.C. Section 1831(c), as amended, and which is now or hereafter “controlled” by the Company within the meaning of 12 U.S.C. Section 1841(a), as amended.

“Net Income” shall mean, for any period, the net after-tax income of the Company, excluding the after-tax effect of the sum of (a) gains or losses resulting from the sale of investments or other capital assets (other than transactions in the ordinary course of business), (b) gains or expenses on acquisitions arising from the acquisition method of accounting for business combinations, and (c) one time charges or expenses related to the merger of the Company and CenterState Bank Corporation, including without limitation transaction expenses and loan write-downs required in accordance with GAAP in accordance with the Day 2 CECL Provision of Acquisition Accounting.

“South State Bank” shall mean South State Bank, National Association, a national banking association.”

“Termination Date” shall mean November 15, 2021, or, in any case, such earlier date on which the Obligations shall terminate as provided in this Agreement.

(b)                   The notice provisions of Section 8.8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Notices.  All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered by hand, deposited in the mail or sent by email or facsimile. Communication or notices shall be delivered personally or by certified or registered mail, postage prepped, or by email or facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this section of a change of address:

If to the Company:                  South State Corporation

1101 First Street South

Winter Haven, Florida 33880

Attn:   William E. Matthews, V

Chief Financial Officer

wmatthews@centerstatebank.com

Fax: 863-294-2218

With a copy to:                        Beth S. DeSimone

General Counsel, at the same address

bdesimone@centerstatebank.com

863-294-2218

If to the Lender:                      U.S. Bank, National Association

Hearst Tower, EX-NC-WSTC

214 N. Tryon Street

Charlotte, NC 28202

Attn: Mr. Jeffrey P. Googins, Senior Vice President

jeffrey.googins@usbank.com

3.         Continuing Effect of Credit Agreement.  The provisions of the Credit Agreement, as amended by the amendments in Section 2 hereof, are and shall remain in full force and effect and are hereby in all respects confirmed, approved and ratified.

4.         Representations and Warranties.  In order to induce the Lender to agree to the amendment contained herein, the Company hereby represents and warrants as follows:

(a)        The Company has the power, and has taken all necessary action to authorize it, to execute, deliver and perform in accordance with their respective terms, this Amendment and the Credit Agreement as amended by this Amendment.  This Amendment has been duly executed and delivered by the duly authorized officers of the Company and is, and the Credit Agreement as amended by this Amendment is, the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

(b)        Each of the representations and warranties set forth in Section 3 of the Credit Agreement, after giving effect to this Amendment, shall be made at and as of the Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.

5.         Conditions to Effectiveness.  This Amendment shall be effective as of November 15, 2020 (the “Effective Date”), but only after the Lender, in its sole discretion, shall have determined that each of the following conditions has been satisfied by the Company or waived by the Lender:

(a)        The Lender shall have received each of the following in form and substance satisfactory to it:

(i)         this Amendment duly executed by the Company and the Lender.

(ii)       an incumbency certificate, dated the Effective Date, executed by the secretary or assistant secretary of the Company, which shall identify by name and title, and bear the signature of, each officer of the Company authorized to sign this Amendment and the documents delivered by the Company hereunder and to effect the amendments contemplated hereby (each such officer, an “Authorized Officer”);

(iii)      either a copy of the by-laws of the Company, certified on the Effective Date by the secretary or assistant secretary of the Company, or a certificate, dated the Effective Date, of the secretary or assistant secretary of the Company certifying that the by-laws of the Company, as delivered to the Lender under Section 4.1 of the Credit Agreement, remain in full force and effect without amendment or modification of any kind;

(iv)       either a copy of the by-laws of South State Bank, certified on the Effective Date by the secretary or assistant secretary of the South State Bank, or a certificate, dated the Effective Date, of the secretary or assistant secretary of South State Bank certifying that the by-laws of South State Bank, as delivered to the Lender under Section 4.1 of the Credit Agreement, remain in full force and effect without amendment or modification of any kind;

(v)        copies, certified on the Effective Date by the secretary or assistant secretary of the Company, of resolutions of the Company authorizing the execution and delivery of this Amendment;

(vi)       a certificate, dated the Effective Date, of an Authorized Officer certifying that (i) each representation made or deemed made under Section 4 of this Amendment is true and correct on and as of such date or, in the case of any such representation or warranty that is made as of a specified date or with respect to a specified period of time, as of such specified date or with respect to such specified period, and that (ii) all conditions precedent to the Effective Date have been satisfied by the Company; and

(vii)     such other information, documents or materials as the Lender may have reasonably requested.

6.         Governing Law.  This Amendment shall, pursuant to New York General Obligations Law 5-1401, be construed in accordance with and governed by the law of the State of New York.

7.         Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

8.         Headings.  Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers all as of the date hereinabove set forth.

SOUTH STATE CORPORATION

By:	/s/ William E. Matthews, V
Name:	William E. Matthews V
Title:	Senior EVP & Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Chris Cavacini
Name:	John “Chris” Cavacini
Title:	Senior Vice President